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                 SECURITIES AND EXCHANGE COMMISSION
                    WASHINGTON, DC 20549-1004


                            FORM 8-K


                          CURRENT REPORT



                   Pursuant to Section 13 or 15(d)
               of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): July 11, 1997


                          MOBIL CORPORATION
        (Exact name of registrant as specified in its charter)


       DELAWARE                  1-7555         13-2850309
(State or other jurisdiction of (Commission (I.R.S. Employer incorporation or organization) File Number) Identification No.)




                          3225 Gallows Road
                    Fairfax, Virginia 22037-0001
                      Telephone: (703) 846-3000
              (Address of principal executive offices)





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Item 5. Other Events

        The following Exhibits are furnished in accordance with the provisions of Item 601 of Regulation S-K :

3(i).1  Certificate of Incorporation of Mobil Corporation, as
        Amended, in effect May 20, 1997.

3(i).2  Certificate of Designation, Preferences and Rights of
        Series B ESOP Convertible Preferred Stock of Mobil
        Corporation, as amended, in effect May 20, 1997.



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                            SIGNATURE


 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



REGISTRANT         MOBIL CORPORATION


By              /s/ Gordon G Garney
NAME AND TITLE  Gordon G. Garney, Senior Assistant Secretary

DATE            July 11, 1997

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                                PAGE 4
                             EXHIBIT INDEX


  EXHIBIT                                  SUBMISSION MEDIA
  -------                                  ----------------


 3(i).1 Certificate of Incorporation         Electronic
        of Mobil Corporation, as Amended,
        in effect May 20, 1997.

 3(i).2 Certificate of Designation,          Electronic
        Preferences and Rights of Series B
        ESOP Convertible Preferred Stock
        of Mobil Corporation, as amended,
        in effect May 20, 1997.